                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported):
                                December 23, 2002



                              FLOWSERVE CORPORATION
             (Exact name of registrant as specified in its charter)



               New York                                 1-13179                                   31-0267900
     (State or other jurisdiction              (Commission File Number)                        (I.R.S. Employer
           of incorporation)                                                                  Identification No.)

222 W. Las Colinas Blvd., Suite 1500                                                                 75039
Irving, Texas                                                                                     (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code: 972-443-6500

ITEM 5. OTHER EVENTS

Flowserve Corporation increased the number of directors that shall serve on its board of directors from nine (9) to ten (10) and announced that it elected Christopher Bartlett to serve as the new director of Flowserve Corporation, effective January 1, 2003. From 1988 to 1993, Mr. Bartlett served on the board of The Duriron Company which merged with BW/IP in 1997 to form Flowserve Corporation.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               FLOWSERVE CORPORATION


                               By: /S/ Ronald F. Shuff
                                  ---------------------------------------------
                                  Ronald F. Shuff
                                  Vice President, Secretary and General Counsel




Date: December 23, 2002.


                                       2